                               SECOND AMENDMENT TO
                 ASSET CONTRIBUTION, PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO ASSET CONTRIBUTION, PURCHASE AND SALE AGREEMENT (this "Second Amendment") is made and entered into as of this 15th day of June, 2000, by and among: PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership ("Contributor"), PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation ("Contributor Parent"), THOSE CERTAIN PARTIES IDENTIFIED AS A "PHILIPS QRS" or a "LOWER TIER ENTITY" ON THE SIGNATORY PAGES HERETO (such parties, Contributor and Contributor Parent, collectively, the "Seller Parties"); the Seller Parties each having an address at 417 Fifth Ave., New York, NY 10016, KIR ACQUISITION LLC, a Delaware limited liability company ("General Partner") and KIMCO INCOME OPERATING PARTNERSHIP, L.P. ("Limited Partner"), a Delaware limited partnership; General Partner and Limited Partner each having an address at 3333 New Hyde Park Rd., P.O. Box 5020, New Hyde Park, NY 11042-0020. All capitalized terms not specifically defined herein shall have the meanings ascribed to them by that certain Asset Contribution, Purchase and Sale Agreement, dated as of April 28, 2000 (as amended by that certain First Amendment to Asset Contribution, Purchase and Sale Agreement, dated May 31, 2000 (the "First Amendment"), the "Agreement") by and between the parties hereto.

                                    RECITALS

      A. The parties hereto entered into the Agreement.

      B. Purchaser has requested and Seller has agreed to grant an extension of the Due Diligence Period until June 20, 2000.

      C. The parties hereto desire to amend the Agreement as more particularly set forth herein.

      NOW, THEREFORE, in consideration of Ten Dollars (US$10.00), the mutual promises contained herein, and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Due Diligence Period. The Due Diligence Period shall be deemed extended until 7:00 p.m., June 20, 2000, and all references in the Agreement to the Due Diligence Period shall be deemed to reflect such amended expiration date.

      2. Miscellaneous. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a single instrument. Facsimile signatures shall be binding for the purposes of the execution and delivery of this Second Amendment, provided that original signatures are delivered to all parties promptly following the execution of this Second Amendment.

                   [ SIGNATURES APPEAR ON THE FOLLOWING PAGE ]

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment the 15th day of June, 2000.


                               Contributor: PHILIPS INTERNATIONAL REALTY, L.P.

                               BY: Philips International Realty Corp.,
                                     general partner

                               By: /s/ Louis J. Petra
                                   ---------------------------------
                                   Name:  Louis J. Petra
                                   Title: President


                               Contributor Parent: PHILIPS INTERNATIONAL
                               REALTY CORP.

                               By: /s/ Louis J. Petra
                                   ---------------------------------
                                   Name:  Louis J. Petra
                                   Title: President


                               General Partner: KIR ACQUISITION LLC

                               BY: Kimco Income Operating Partnership, L.P.,
                                     sole member
                               By: Kimco Income REIT, general partner

                               By: /s/ Bruce M. Kauderer
                                   ---------------------------------
                                   Name:  Bruce M. Kauderer
                                   Title: Vice President


                               Limited Partner: KIMCO INCOME OPERATING
                               PARTNERSHIP, L.P.

                               BY: Kimco Income REIT, general partner

                               By: /s/ Bruce M. Kauderer
                                   ---------------------------------
                                   Name:  Bruce M. Kauderer
                                   Title: Vice President

                                 Lower Tier Entities:

                                 PHILIPS BRANHAVEN ASSOCIATES, L.P.

                                 BY: PHILIPS BRANHAVEN SUB-III, INC.,
                                     general partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS ENFIELD ASSOCIATES L.P.

                                 BY: PHILIPS ENFIELD SUB-IV, INC.
                                     general partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 FOXBOROUGH SHOPPING L.L.C.

                                 BY: FOXBOROUGH SUB-IX, INC., managing
                                     member

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President

                                 DELRAN SHOPPING, L.L.C.

                                 BY: PHILIPS DELRAN SHOPPING, SUB-X,
                                     INC., managing member

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS AVENUE U ASSOCIATES, L.P.

                                 BY: PHILIPS AVENUE U SUB-VI, INC.,
                                     general partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS MEADOWBROOK ASSOCIATES, L.P.

                                 BY: PHILIPS MEADOWBROOK SUB-V, INC.,
                                     general partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President

                                 PHILIPS MERRICK ASSOCIATES L.P.

                                 BY:   PHILIPS MERRICK SUB-II, INC.,
                                       general partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS FOREST ASSOCIATES, L.P.

                                 BY:   PHILIPS FOREST SUB-I, INC., general
                                       partner

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President

                                 Philips QRSs:

                                 PHILIPS BRANHAVEN SUB-III, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS ENFIELD SUB-IV, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President

                                 PHILIPS FOXBOROUGH SUB-IX, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS DELRAN SHOPPING SUB-X, IN

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS AVENUE U SUB-VI, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS MEADOWBROOK SUB-V, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President

                                 PHILIPS MERRICK SUB-II, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President


                                 PHILIPS FOREST SUB-I, INC.

                                 By: /s/ Louis J. Petra
                                     ---------------------------------
                                     Name:  Louis J. Petra
                                     Title: President